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                                                                    EXHIBIT 23.1


CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation of our report dated March 31, 1998 covering the audited combined financial statements of BHP Petroleum Americas Refining Inc. and BHP Petroleum South Pacific Inc. included in this Form 8-K of Tesoro Petroleum Corporation, into the Company's previously filed Registration Statement File No. 333-51789.


                                                     /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Honolulu, Hawaii
May 12, 1998